UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 6, 2020

GUARDANT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38683	45-4139254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
505 Penobscot Dr.
Redwood City, California 94063
(Address of principal executive offices) (Zip Code)
855-698-8887
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	GH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events
On October 6, 2020, Guardant Health, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC (the “Underwriter”) and SVF Bluebird (Cayman) Limited (the “Selling Stockholder”), relating to an underwritten public offering (the “Offering”) of 7,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a price to the public of $102.00 per share. All 7,000,000 shares of Common Stock were sold by the Selling Stockholder (the “Shares”). Under the terms of the Underwriting Agreement, the Selling Stockholder granted the Underwriter an option exercisable for 30 days to purchase up to an additional 700,000 shares of Common Stock from the Selling Stockholder at the public offering price, less underwriting discounts and commissions.
The Shares were sold pursuant to a registration statement on Form S-3 (Registration No. 333-236806) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2020, a prospectus included in the Registration Statement, and a preliminary prospectus supplement and final prospectus supplement, filed with the SEC on October 6, 2020 and October 8, 2020, respectively.
The Company will not receive any of the proceeds from the sale of Shares.
The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company, the Selling Stockholder and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 6, 2020, by and among Guardant Health, Inc., SVF Bluebird (Cayman) Limited and J.P. Morgan Securities LLC.
5.1	Opinion of Latham & Watkins LLP regarding the validity of the Shares.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUARDANT HEALTH, INC.

Date: October 9, 2020	By:	/s/ John G. Saia
John G. Saia
Senior Vice President, General Counsel and Secretary